UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 13, 2001
(Date of earliest event reported)

Inland Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	000-30413	36-4246655
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

This filing includes all properties purchased to date, which were not previously reported under the Securities Exchange Act of 1934. Further information regarding the following properties may be found in our prospectus dated February 1, 2001 and the supplements thereto.

Item 2. Acquisition or Disposition of Assets

Venture Pointe I, Duluth, Georgia

On December 27, 2001, we purchased an existing shopping center known as Venture Pointe I located on approximately 39 acres and containing 334,620 gross leasable square feet. The center is located at I-85 & Steve Reynolds Blvd., Duluth, Georgia.

We purchased Venture Pointe I Shopping Center from Thomas Enterprises, Inc., an unaffiliated third party. Our total acquisition cost, including expenses, was approximately $26,315,000. This amount may increase by additional costs, which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost is approximately $79 per square foot of leasable space.

We purchased this property with our own funds and the proceeds of an assumed loan from Columbus Bank and Trust. The loan, in the principal amount of $13,333,000, requires interest only payments at a rate of prime plus 1/4 point. The loan matures June 27, 2002. We intent to refinance the loan with more permanent financing before the maturity date.

In evaluating this property as a potential acquisition and determining the appropriate amount of consideration to be paid for the property, we considered a variety of factors including overall valuation of net rental income, location, demographics, tenant mix, quality of tenants, length of leases, price per square foot, occupancy and the fact that overall rental rates at the shopping center are comparable to market rates. We believe that this property is well located, has acceptable roadway access, attracts high-quality tenants, is well maintained and has been professionally managed. This property will be subject to competition from similar shopping centers within its market area, and its economic performance could be affected by changes in local economic conditions. We did not consider any other factors materially relevant to the decision to acquire this property.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Venture Pointe I Shopping Center was built in 1996. The property is comprised of five single story, multi-tenant buildings and two single-user buildings. As of January 2, 2002, this property was 100% leased.

Four tenants, Kohl's (a discount department store), Babies R Us (a clothing and accessories store for babies), Goody's Family Clothing (a family clothing store), Hobby Lobby (a retail craft supply store) and Ashley's (a discount department store), each lease more than 10% of the total gross leasable area of the property. The leases with these tenants require the tenant to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Kohl's	86,584	26%	4.90	03/01	03/21

Babies R Us	43,000	13%	3.95	11/96	01/14

Goody's Family Clothing	35,172	11%	9.00	05/96	05/11

Hobby Lobby	53,000	16%	7.00	12/00	12/10

Ashley's	39,420	12%	8.75	01/02	12/11

For federal income tax purposes, the depreciable basis in this property will be approximately $20,000,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively. Real estate taxes for 2001 were $220,521.

As of January 2, 2002, a total of 334,620 square feet was leased to 12 tenants at this property. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Renewal	Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Options	Rent ($)	Per Annum ($)

Gateway	8,000	11/03	-	160,000	20.00
School Box	8,000	09/04	-	84,800	10.60
Ultra III Cosmetics	8,805	06/06	-	176,100	20.00
Hallmark	7,500	02/08	-	123,750	16.50
Winfield Hall	15,000	06/08	-	210,000	14.00
Barbecue Galore	5,000	12/08	-	97,500	19.50
Hobby Lobby	53,000	12/10	-	371,000	7.00
Goody's Family Clothing	35,172	05/11	-	315,000	9.00
Ashleys	39,420	12/11	-	344,925	8.75
Golfsmith	25,139	11/12	-	275,539	11.00
Babies R Us *	43,000	01/14	-	170,000	3.95
Kohl's *	86,584	01/22	-	424,262	4.90

* ground lease

In general, each tenant pays its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

The following tables sets forth lease expirations for this property for the next ten years, assuming that no renewal options are exercised:
Year Ending December 31,	Number of Leases Expiring	Approx. GLA of Expiring Leases (Sq. Ft.)	Annual Base Rent of Expiring Leases ($)	Total Annual Base Rent ($)	Average Base Rent Per Square Foot Under Expiring Leases ($)	Percent of Total Building GLA Represented By Expiring Leases (%)	Percent of Annual Base Rent Represented By Expiring Leases (%)

2002	-	-	-	2,755,414	-	-	-
2003	-	-	-	2,808,818	-	-	-
2004	2	16,000	252,000	2,823,518	15.75	4.78	8.93
2005	-	-	-	2,583,518	-	-	-
2006	-	-	-	2,583,518	-	-	-
2007	2	13,805	283,600	2,610,018	20.54	4.13	10.87
2008	2	22,500	360,750	2,383,473	16.03	6.72	15.14
2009	-	-	-	2,022,723	-	-	-
2010	-	-	-	2,022,723	-	-	-
2011	3	127,592	1,078,683	2,022,723	8.45	38.13	53.33

We received a letter appraisal, which states that it was prepared in conformity with the Uniform Standards of Professional Practice of the Appraisal Institute by an independent appraiser who is a member of the Appraisal Institute. The appraisal reported an "as is" market value for Venture Pointe, as of November 29, 2001, of $22,900,000 and an "as stabilized" value, as of April 1, 2002, of $26,500,000. The "as stabilized" value reflects the market value when all tenants currently leased have taken occupancy. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Douglasville Pavilion, Douglasville, Georgia

On December 21, 2001, a limited liability company ("llc") we formed purchased an existing shopping center known as Douglasville Pavilion located on approximately 26 acres and containing 267,764 gross leasable square feet. The center is located at Douglas Blvd. and Chapel Hill Rd , off I-20, Douglasville, Georgia.

We purchased Douglasville Pavilion Shopping Center from Thomas Enterprises, Inc., an unaffiliated third party. Our total acquisition cost, including expenses, was approximately $27,160,000. This amount may increase by additional costs, which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost is approximately $101 per square foot of leasable space.

We purchased this property with our own funds and the proceeds of an assumed loan from South Trust Bank. We formed the llc with Inland Real Estate Investment Corporation ("IREIC"), an affiliate of our Advisor. South Trust Bank required that IREIC hold a controlling interest in the llc. IREIC holds a 51% interest in the llc and we hold a 49% interest. The llc acquired the property, while we retain all economic burdens and benefits of ownership of the property. IREIC will guaranty this loan. As consideration for IREIC's guaranty of the loan, we will pay IREIC an annual fee equal to 1/8% of the outstanding loan balance, to be paid monthly. The loan, in the principal amount of $20,000,000, requires interest only payments at a rate of 185 points over LIBOR for the first six months. The loan matures on June 21, 2002. The loan may be extended for an additional six months at a rate of 175 points over LIBOR. We intent to refinance the loan with more permanent financing before the initial maturity date. This structure provided us with the ability to close the transaction quickly and provided us with a lower cost of capital than we might have otherwise obtained for the transaction.

In evaluating this property as a potential acquisition and determining the appropriate amount of consideration to be paid for the property, we considered a variety of factors including overall valuation of net rental income, location, demographics, tenant mix, quality of tenants, length of leases, price per square foot, occupancy and the fact that overall rental rates at the shopping center are comparable to market rates. We believe that this property is well located, has acceptable roadway access, attracts high-quality tenants, is well maintained and has been professionally managed. This property will be subject to competition from similar shopping centers within its market area, and its economic performance could be affected by changes in local economic conditions. We did not consider any other factors materially relevant to the decision to acquire this property.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Douglasville Pavilion Shopping Center was built in 1998. The property is comprised of two single-story, multi-tenant buildings and a ground lease for an outlot building. As of January 2, 2002, this property was 100% leased.

Four tenants, Marshall's (a discount department store), Goody's (a family clothing store), Ross (a discount retail apparel and home accessories store) and Media Play (a books, music, video, computer software store) each lease more than 10% of the total gross leasable area of the property. The leases with these tenants require the tenants to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Marshall's	30,513	11%	7.37	08/98	08/08

Goody's	29,792	11%	9.00	10/98	10/18

Ross	36,245	14%	9.00	04/01	01/12

Media Play	40,000	15%	9.60	11/99	01/15

For federal income tax purposes, the depreciable basis in this property will be approximately $20,500,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively. Real estate taxes for 2001 were $222,678.

As of January 2, 2002, a total of 267,764 square feet was leased to 21 tenants at this property. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Renewal	Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Options	Rent ($)	Per Annum ($)

United Nails	1,200	12/02	-	24,000	20.00
Funco Land	1,800	02/03	2/3 yr.	31,500	17.50
Randstad	2,000	12/04	1/5 yr.	37,000	18.50
Great Clips	1,200	01/05	1/5 yr.	19,500	17.25
Boot Village	3,902	05/05	1/5 yr.	68,285	17.50
Dress Barn	8,939	01/07	-	134,085	15.00
Hallmark	5,490	02/07	-	84,000	15.00
Party City	12,000	06/08	-	174,000	14.50
Marshall's	30,513	08/08	-	225,000	7.37
Rack Room Shoes	7,238	08/09	-	115,808	16.00
Pier One	9,363	10/09	-	133,423	14.25
Mattress Firm	4,103	12/09	-	66,000	16.50
Clothestime	3,500	03/10	-	57,750	16.50
Family Christian Store	5,003	03/10	-	81,249	16.25
Casual Corner	9,936	06/10	-	158,976	16.00
Ross	36,245	01/12	-	324,000	9.00
Goody's	29,792	09/13	-	268,128	9.00
Office Max	23,500	11/13	-	205,625	8.75
PETsMART	26,040	01/14	-	260,400	10.00
Media Play	40,000	01/15	-	384,000	9.60
Joe's Crab House *	6,000	10/18	-	80,000	13.33

* ground lease

In general, each tenant pays its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

The following tables sets forth lease expirations for this property for the next ten years, assuming that no renewal options are exercised:
Year Ending December 31,	Number of Leases Expiring	Approx. GLA of Expiring Leases (Sq. Ft.)	Annual Base Rent of Expiring Leases ($)	Total Annual Base Rent ($)	Average Base Rent Per Square Foot Under Expiring Leases ($)	Percent of Total Building GLA Represented By Expiring Leases (%)	Percent of Annual Base Rent Represented By Expiring Leases (%)

2002	1	1,200	24,000	2,940,017	20.00	0.45	0.82
2003	1	1,800	31,500	2,916,017	17.50	0.67	1.08
2004	1	2,000	37,000	2,969,519	18.50	0.75	1.25
2005	2	5,102	92,887	2,956,763	18.21	1.91	3.14
2006	-	-	-	2,885,841	-	-	-
2007	2	14,429	229,844	2,885,871	15.93	5.39	7.96
2008	2	42,513	432,137	2,655,997	10.16	15.88	16.27
2009	3	20,704	335,004	2,278,796	16.18	7.73	14.70
2010	3	18,439	319,990	1,973,792	17.35	6.89	16.21
2011	-	-	-	1,623,802	-	-	-

We received a letter appraisal which states that it was prepared in conformity with the Standards of Professional Practice of the Appraisal Institute by an independent appraiser who is a member of the Appraisal Institute. The appraisal reported an "as is" market value for Douglasville Pavilion, as of December 6, 2001, of $27,500,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Southlake Pavilion Company, Morrow, Georgia

On December 31, 2001, a llc we formed purchased an existing shopping center known as Southlake Pavilion Company located on approximately 51 acres and containing 525,162 gross leasable square feet. The center is located at 1900 Mt. Zion Road, Morrow, Georgia.

We purchased Southlake Pavilion Shopping Center (Phases III, IV and V) from Thomas Enterprises, Inc., an unaffiliated third party. Our current acquisition cost, including expenses, was approximately $56,236,000. The purchase price was adjusted at the time of closing for spaces not leased or occupied with the tenant paying full rent. We will pay the balance of the purchase price of approximately $9,535,000 as tenants begin paying rent. The seller has eighteen months from the date of closing to lease the vacant space at closing and receive the balance of the purchase price. This amount may also increase by additional costs, which have not yet been finally determined. We expect any additional costs to be insignificant. Our total acquisition cost is expected to be approximately $126 per square foot of leasable space.

We purchased this property with our own funds and the proceeds from two assumed loans. We formed the llc with IREIC, an affiliate of our Advisor. South Trust Bank required that IREIC hold a controlling interest in the llc. IREIC holds a 51% interest in the llc and we hold a 49% interest. The llc acquired the property, while we retain all economic burdens and benefits of ownership of the property. IREIC will guaranty the loan. As consideration for IREIC's guaranty of the loan, we will pay IREIC an annual fee equal to 1/8% of the outstanding loan balance, to be paid monthly. The llc obtained a $10,000,000 loan from Columbus Bank and Trust secured by a first mortgage on Southlake III. The loan requires interest only payments at an annual rate of prime plus1/4 points. The loan matures June 30, 2002. We intent to refinance the loan with more permanent financing before the maturity date. Because of to the purchase price adjustment, the loan was not borrowed in full at the time of closing. At closing, we borrowed $8,500,000 of the total available loan. The balance of the loan will be borrowed as we pay the balance of the purchase price. The llc also obtained a loan from South Trust Bank. This loan is secured by a first mortgage on Southlake IV and V and is in the principal amount of $36,780,000. The loan requires interest only payments at a rate of 185 points over LIBOR. The loan matures on June 30, 2002. The loan may be extended for an additional six months at a rate of 175 points over LIBOR. We intend to refinance the loan with more permanent financing before the initial maturity date. Because of the purchase price adjustment, this loan was not borrowed in full at the time of closing. At closing we borrowed $31,240,000 of the total available loan. The balance of the loan will be borrowed as we pay the balance of the purchase price. This structure provided us with the ability to close the transaction quickly and provided us with a lower cost of capital than we might have otherwise obtained for the transaction.

In evaluating this property as a potential acquisition and determining the appropriate amount of consideration to be paid for the property, we considered a variety of factors including overall valuation of net rental income, location, demographics, tenant mix, quality of tenants, length of leases, price per square foot, occupancy and the fact that overall rental rates at the shopping center are comparable to market rates. We believe that this property is well located, has acceptable roadway access, attracts high-quality tenants, is well maintained and has been professionally managed. This property will be subject to competition from similar shopping centers within its market area, and its economic performance could be affected by changes in local economic conditions. We did not consider any other factors materially relevant to the decision to acquire this property.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Southlake Pavilion Shopping Center was built in phases. Phase III was completed in 1998. Phases IV and V were begun in 2001 and will be completed in 2002. The property consists of five multi-tenant, single story buildings and seven single tenant, single story buildings. As of January 2, 2002, this property was approximately 99% leased.

One tenant, Ashley's (a discount department store) will lease more than 10% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Ashley's	53,159	11%	8.50	03/02	02/12
Option 1			9.50	03/12	02/17
Option 2			10.00	03/17	02/22
Option 3			10.50	03/22	02/27

For federal income tax purposes, the depreciable basis in this property will be approximately $49,500,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively. Real estate taxes for 2001 were $364,575.

As of January 2, 2002, a total of 520,842 square feet was leased to 36 tenants at this property. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Renewal	Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Options	Rent ($)	Per Annum ($)
Phase III
Baptist Book Store	6,000	07/07	2/5 yr.	91,500	15.25
Petco *	15,000	05/11	-	225,000	15.00
Ross Stores	32,175	01/12	4/5 yr.	289,575	9.00
Ashley's	53,159	02/12	3/5 yr.	451,852	8.50
Circuit City	44,714	01/17	4/5 yr.	491,854	11.00

Phase IV, V
Funco Land	2,400	10/02	2/3 yr.	39,000	16.25
Gateway 2000	8,000	01/03	-	186,800	23.35
Touch of an Angel	1,200	01/03	-	25,200	21.00
Planet Smoothie	1,200	05/03	1/5 yr.	23,400	19.50
First Computer	1,873	06/03	-	34,650	18.50
Great Clips	1,200	07/03	1/5 yr.	23,400	19.50
Play It Again Sports	2,320	02/04	2/5 yr.	45,240	19.50
Bell South	5,775	08/05	2/5 yr.	112,612	19.50
Old Navy	22,800	11/06	3/5 yr.	228,000	10.00
Catherines	4,500	11/06	-	67,500	15.00
Excell Temp	1,600	12/06	-	28,000	17.50
Bailey's *	12,000	12/06	-	211,920	17.66
Hollywood Video	7,488	12/06	4/5 yr.	138,528	18.50
Atlanta Bread	3,600	08/07	2/5 yr.	71,460	19.85
Road House Grill	8,000	02/08	4/5 yr.	85,000	11.83
Mattress Firm	4,400	02/08	2/5 yr.	72,600	16.50
TGIF	4,600	03/08	4/5 yr.	75,000	17.05
David's Bridal	8,800	06/08	3/5 yr.	118,800	13.50
Famous Footwear	10,500	11/11	2/5 yr.	157,500	15.00
Factory 2U *	12,000	12/11	-	120,000	10.00
Kindreds *	20,000	12/11	-	250,000	12.50
Comp USA	26,815	10/12	-	335,188	12.50
O.B.'s BBQ *	4,200	12/12	-	84,882	20.21
Barnes & Noble	23,000	01/13	3/5 yr.	345,000	15.00
Just 4 Feet	16,881	01/13	2/5 yr.	373,914	22.15
Taco Bell	2,200	03/13	4/5 yr.	42,247	19.20
Staples	23,942	07/15	3/5 yr.	269,348	11.25
Goody's	45,000	05/16	3/5 yr.	405,000	9.00
LA Fitness	41,000	01/17	3/5 yr.	533,000	13.00
Linen's N Things	35,000	01/17	3/5 yr.	401,450	11.47
Joe's Crab Shack	7,500	09/17	3/5 yr.	92,500	12.33
Vacant *	4,320

* When this space is occupied and the tenant has begun paying rent, we will pay the balance of the purchase price relating to the space.

In general, each tenant pays its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

The following tables sets forth lease expirations for this property for the next ten years, assuming that no renewal options are exercised:
Year Ending December 31,	Number of Leases Expiring	Approx. GLA of Expiring Leases (Sq. Ft.)	Annual Base Rent of Expiring Leases ($)	Total Annual Base Rent ($)	Average Base Rent Per Square Foot Under Expiring Leases ($)	Percent of Total Building GLA Represented By Expiring Leases (%)	Percent of Annual Base Rent Represented By Expiring Leases (%)

2002	1	2,400	39,000	6,562,663	16.25	0.46	0.59
2003	5	13,473	322,324	6,624,388	23.92	2.57	4.87
2004	1	2,320	45,240	6,337,499	19.50	0.44	0.71
2005	1	5,775	112,613	6,292,259	19.50	1.10	1.79
2006	5	48,388	688,025	6,191,617	14.22	9.21	11.11
2007	2	9,600	177,528	5,579,642	18.49	1.83	3.18
2008	4	25,800	382,578	5,510,850	14.83	4.91	6.94
2009	-	-	-	5,149,817	-	-	-
2010	-	-	-	5,149,817	-	-	-
2011	4	57,500	763,000	5,161,787	13.27	10.95	14.78

We received a letter appraisal, which states that it was prepared in conformity with the Uniform Standards of Professional Practice of the Appraisal Institute by an independent appraiser who is a member of the Appraisal Institute. The appraisal reported an "as is" market value for Fayetteville Pavilion, as of December 9, 2001, of $28,600,000 and an "as stabilized" value, as of April 1, 2002, of $29,000,000. The "as stabilized" value reflects the market value when all tenants currently leased have taken occupancy. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Fayetteville Pavilion, Phases I & II, Fayetteville, North Carolina

On December 31, 2001, a llc we formed we purchased an existing shopping center known as Fayetteville Pavilion containing 272,385 gross leasable square feet. The center is located at US 401/Skibo Road and Richwood Court, Fayetteville, North Carolina.

We purchased Fayetteville Pavilion Shopping Center from Thomas Enterprises, Inc., an unaffiliated third party. Our current acquisition cost, including expenses, was approximately $26,865,000. The purchase price was adjusted at the time of closing for spaces not leased or occupied with the tenant paying full rent. We will pay the balance of the purchase price of approximately $2,196,000 as tenants begin paying rent. The seller has eighteen months from the date of closing to lease the vacant space at closing and receive the balance of the purchase price. This amount may increase by additional costs, which have not yet been finally determined. We expect any additional costs to be insignificant. Our total acquisition cost is expected to be approximately $107 per square foot of leasable space.

We purchased this property with our own funds and the proceeds of an assumed loan from South Trust Bank. We formed the llc with IREIC, an affiliate of our Advisor. South Trust Bank required that IREIC hold a controlling interest in the llc. IREIC holds a 51% interest in the LLC and we hold a 49% interest. The LLC acquired the property, while we retain all economic burdens and benefits of ownership of the property. IREIC will guaranty the loan. As consideration for IREIC's guaranty of the loan, we will pay IREIC an annual fee equal to 1/8% of the outstanding loan balance, to be paid monthly. The total loan available in the principal amount of $21,700,000, requires interest only payments at a rate of 185 points over LIBOR on the outstanding balance. Because of the purchase price adjustment, the loan was not borrowed in full at the time of closing. At closing we borrowed $21,133,000 of the total available loan. The balance of the loan will be borrowed as we pay the balance of the purchase price. The loan matures on June 21, 2002. The loan may be extended for an additional six months at a rate of 175 points over LIBOR. We intent to refinance the loan with more permanent financing before the initial maturity date. This structure provided us with the ability to close the transaction quickly and provided us with a lower cost of capital than we might have otherwise obtained for the transaction.

In evaluating this property as a potential acquisition and determining the appropriate amount of consideration to be paid for the property, we considered a variety of factors including overall valuation of net rental income, location, demographics, tenant mix, quality of tenants, length of leases, price per square foot, occupancy and the fact that overall rental rates at the shopping center are comparable to market rates. We believe that this property is well located, has acceptable roadway access, attracts high-quality tenants, is well maintained and has been professionally managed. This property will be subject to competition from similar shopping centers within its market area, and its economic performance could be affected by changes in local economic conditions. We did not consider any other factors materially relevant to the decision to acquire this property.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Fayetteville Pavilion Shopping Center was built in two phases. Phase I was completed in 1998 and Phase II was completed in 2001. The property is comprised of four single-story multi-tenant buildings. As of January 2, 2002, this property was approximately 97% leased.

Four tenants, Food Lion (a grocery store), Dicks (a sporting goods store), Linens N Things (a store specializing in home textiles, housewares and decorative accessories), and Marshall's (a discount clothing store), each leases more than 10% of the total gross leasable area of the property. The leases with these tenants require the tenants to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Food Lion	45,000	17	10.20	03/00	12/09
Option 1			11.22	01/10	12/14
Option 2			11.22	01/15	12/19
Option 3			11.73	01/20	12/24
Option 4			11.73	01/25	12/29

Dicks Sporting Goods	45,000	17	9.00	11/01	01/06
			9.50	11/06	10/11
			10.00	11/11	01/17
			10.50	02/17	01/22
Option 1			11.00	02/22	01/27
Option 2			11.50	02/27	01/32
Option 3			12.00	02/32	01/37

Linens N Things	35,000	13	10.75	12/01	01/17
Option 1			12.85	02/17	01/22
Option 2			13.85	02/22	01/27
Option 3			14.85	02/27	01/32

Marshall's	30,000	11	7.62	11/98	10/03
			8.12	11/03	10/08
Option 1			8.62	11/08	10/13
Option 2			9.12	11/13	10/18
Option 3			9.62	11/18	10/23

For federal income tax purposes, the depreciable basis in this property will be approximately $22,000,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively. Real estate taxes for 2001 were $73,260.

As of January 2, 2002, a total of 263,085 square feet was leased to 19 tenants at this property. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Renewal	Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Options	Rent ($)	Per Annum ($)

Funco Land	1,850	01/03	2/3 yr.	31,450	17.00
Radio Shack	2,150	01/05	2/5 yr.	35,475	16.50
Kyoto Express	2,400	12/05	1/5 yr.	43,200	18.00
Verizon Wireless	3,200	12/05	-	57,600	18.00
Jersey Mike's Subs	1,300	12/05	2/5 yr.	22,425	17.25
Wave Tel	2,450	03/06	2/5 yr.	33,075	13.50
Nails 2K	1,200	09/06	1/5 yr.	21,600	18.00
Dollar Tree	6,000	09/06	2/5 yr.	78,000	13.00
Marshall's	30,000	10/08	3/5 yr.	228,600	7.62
Party City	11,000	12/08	1/5 yr.	165,000	15.00
Michael's	23,840	02/09	4/10 yr.	214,560	9.00
Food Lion	45,000	12/09	4/5 yr.	459,000	10.20
Rack Room Shoes	7,500	01/10	2/10 yr.	117,000	15.60
Fashion Bug	8,500	10/10	2/5 yr.	102,000	12.00
Family Christian	5,200	03/11	2/5 yr.	80,600	15.50
Buffalo Wild Wings*	5,200	05/11	-	88,400	17.00
PETsMART	26,295	01/16	3/5 yr.	276,098	10.50
Dick's Sporting Goods	45,000	01/17	4/5 yr.	405,000	9.00
Linen N Things	35,000	01/17	3/5 yr.	376,250	10.75
Vacant *	9,300

* When this space is occupied and the tenant has begun paying rent, we will pay the balance of the purchase price relating to the space.

In general, each tenant pays its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

The following tables sets forth lease expirations for this property for the next ten years, assuming that no renewal options are exercised:
Year Ending December 31,	Number of Leases Expiring	Approx. GLA of Expiring Leases (Sq. Ft.)	Annual Base Rent of Expiring Leases ($)	Total Annual Base Rent ($)	Average Base Rent Per Square Foot Under Expiring Leases ($)	Percent of Total Building GLA Represented By Expiring Leases (%)	Percent of Annual Base Rent Represented By Expiring Leases (%)

2002	-	-	-	2,835,333	-	-	-
2003	1	1,850	31,450	2,835,333	17.00	0.68	1.11
2004	-	-	-	2,832,483	-	-	-
2005	4	9,050	158,700	2,855,683	17.54	3.32	5.56
2006	3	9,650	132,675	2,705,483	13.75	3.54	4.90
2007	-	-	-	2,628,505	-	-	-
2008	2	41,000	419,600	2,628,505	10.23	15.05	15.96
2009	2	68,840	673,560	2,208,905	9.78	25.27	30.49
2010	2	16,000	245,500	1,535,345	15.34	5.87	15.99
2011	2	10,400	184,600	1,289,845	17.75	3.82	14.31

We received a letter appraisal, which states that it was prepared in conformity with the Uniform Standards of Professional Practice of the Appraisal Institute by an independent appraiser who is a member of the Appraisal Institute. The appraisal reported an "as is" market value for Fayetteville Pavilion, as of December 9, 2001, of $28,600,000 and an "as stabilized" value, as of April 1, 2002, of $29,000,000. The "as stabilized" value reflects the market value when all tenants currently leased have taken occupancy. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Abernathy Square, Atlanta, Georgia

On December 14, 2001 purchased an existing shopping center known as Abernathy Square located on approximately 15 acres and containing 131,649 gross leasable square feet. The center is located at the southeast corner of the intersection of Abernathy Road and Roswell Road in north Fulton County, Atlanta, Georgia.

We purchased Abernathy Square Shopping Center from an unaffiliated third party. Our total acquisition cost, including expenses, was approximately $24,000,000, net of a $350,000 credit at closing for roof repairs and tenant improvements. This amount may increase by additional costs, which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost is expected to be approximately $185 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

In evaluating this property as a potential acquisition and determining the appropriate amount of consideration to be paid for the property, we considered a variety of factors including overall valuation of net rental income, location, demographics, tenant mix, quality of tenants, length of leases, price per square foot, occupancy and the fact that overall rental rates at the shopping center are comparable to market rates. We believe that this property is well located, has acceptable roadway access, attracts high-quality tenants, is well maintained and has been professionally managed. This property will be subject to competition from similar shopping centers within its market area, and its economic performance could be affected by changes in local economic conditions. Based on environmental reports, we obtained a $10,000,000 insurance policy for ten years to cover potential claims relating to environmental issues as a result of dry cleaning chemicals used by a tenant at the center. We did not consider any other factors materially relevant to the decision to acquire this property.

We will receive a $350,000 credit at closing for roof repairs and tenant improvements. We do not intend to make any additional significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Abernathy Square Shopping Center was built in 1983 and renovated and expanded in 1994. The property consists of five single-story multi-tenant buildings. As of December 1, 2001, this property was approximately 92% leased.

One tenant, Publix (a grocery store), leases more than 10% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Publix	42,323	32%	8.50	04/94	04/14

For federal income tax purposes, the depreciable basis in this property will be approximately $18,000,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

As of December 1, 2001, a total 121,305 square feet was leased to 42 tenants at this property. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

Regions Bank	8,353	12/03	167,060	20.00
Lee Brant Jewelers	2,520	06/03	54,180	21.50
Fresh Mexicali Grill	2,500	02/05	51,750	20.70
H & R Block Tax Service	1,800	04/04	42,786	23.77
Dan Howard Maternity	1,200	04/02	25,260	21.05
General Nutrition Center	905	01/04	20,815	23.00
Oreck Homecare, Inc	1,085	09/05	23,598	21.75
House of Persia dba Mirage	2,262	06/02	48,293	21.35
Best Kabob	1,300	06/02	25,571	19.67
Ippolito's Inc.	3,600	12/05	72,000	20.00
Flowers of Sandy Springs	900	04/02	20,529	22.81
Glass, Etc.	3,300	02/02	67,320	20.40
Parman's Wine & Spirits	3,880	08/08	52,380	13.50
Publix	42,323	04/14	359,745	8.50
Nancy's Hallmark Shop	5,315	09/02	69,095	13.00
Eye to Eye	800	08/05	18,216	22.77
NK Salon	800	04/02	17,680	22.10
Fastframe USA	600	09/06	30,000	50.00
The Herb Shop	600	11/01	14,076	23.46
Skytalk Communications	642	06/08	16,692	26.00
Atlas Pain Center	3,962	12/02	73,812	18.63
Babbage's Etc.	1,700	11/02	32,300	19.00
American Mail	750	06/06	15,750	21.00
Wolf Camera	1,225	06/01	40,731	33.25
Dr. Kenneth S. Cohen	1,652	06/07	32,643	19.76
European Dry Cleaners	1,000	11/03	28,000	28.00
Lee Tailor	500	07/04	13,500	27.00
Abernathy Shoe Repair	500	10/04	13,395	26.79
Jenny Craig	1,000	02/03	20,700	20.70
Roswell Beach Tanning	800	07/02	19,200	24.00
Golden Nails	1,100	01/05	28,468	25.88
Supercuts Inc.	1,400	10/03	33,656	24.04
Red Bandanna Pet Food	750	09/05	18,630	24.84

	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

T.J. Applebee's	5,900	11/03	187,974	31.86
Chocolate Soup	2,411	03/03	61,480	25.50
Randstad Staffing Services	1,724	09/05	47,944	27.81
Sports Express	2,990	10/04	80,072	26.78
Gyro Teriyaki	1,094	06/05	30,632	28.00
Salon Yuri Jeon	1,181	11/04	31,166	26.39
Subway	1,081	05/03	35,381	32.73
Hardee's	3,900	10/01	75,972	19.48
Vacant	10,344

In general, each tenant pays its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

The following tables sets forth lease expirations for this property for the next ten years, assuming that no renewal options are exercised:
Year Ending December 31,	Number of Leases Expiring	Approx. GLA of Expiring Leases (Sq. Ft.)	Annual Base Rent of Expiring Leases ($)	Total Annual Base Rent ($)	Average Base Rent Per Square Foot Under Expiring Leases ($)	Percent of Total Building GLA Represented By Expiring Leases (%)	Percent of Annual Base Rent Represented By Expiring Leases (%)

2001	2	1,825	54,807	2,113,989	30.03	1.39	2.59
2002	11	25,438	478,380	2,072,154	18.80	19.32	23.09
2003	8	23,665	600,509	1,626,979	25.38	17.98	36.91
2004	6	7,876	217,543	1,050,451	27.62	5.98	20.71
2005	8	12,653	324,719	849,295	25.66	9.61	38.23
2006	3	1,992	72,356	530,419	36.32	1.51	13.64
2007	1	1,652	39,714	461,540	24.04	1.25	8.60
2008	1	3,880	64,020	423,766	16.50	2.95	15.11
2009	-	-	-	359,746	-	-	-
2010	-	-	-	359,746	-	-	-

For purposes of the above table, the "total annual base rent" column represents annualized base rent. For purposes of this column, we made no assumptions regarding the re-leasing of expiring leases. Therefore, as each lease expires, no amount is included in this column for any subsequent year for that lease. In view of the assumption made with regard to total annual base rent, the percent of annual base rent represented by expiring leases may not be reflective of the expected actual percentages. This is not indicative of or a prediction of future actual results. It is the opinion of our management that the space for expiring leases will be re-leased at market rates existing at the time of the expiration of those leases.

Item 5. Other Items

Eckerd Drug Store, Spartanburg, South Carolina

On December 13, 2001, we purchased an existing freestanding retail property known as the Pine Street Spartanburg Eckerd Drug Store containing 10,908 gross leasable square feet. The property is located at the corner of Pine Street and McCravy Street in Spartanburg, South Carolina.

We purchased the Greenville Eckerd Drug Store from Eckerd, an unaffiliated third party. Our total acquisition cost, including expenses, was approximately $2,803,000. This amount may increase by additional costs, which have not yet been finally determined. We expect any additional costs to be insignificant.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

The Shoppes of Citrus Hills, Hernando, Florida

On December 17, 2001, we purchased an existing shopping center known as The Shoppes of Citrus Hills located on approximately 8 acres and containing 67,327 gross leasable square feet plus an additional 1600 square feet to be completed. The center is located at 2601-85 Forest Ridge Boulevard, in Hernando, Florida.

We purchased The Shoppes of Citrus Hills from BVT Equity Holdings, an unaffiliated third party. Our total acquisition cost, including expenses, was approximately $5,959,000. This amount may increase by additional costs, which have not yet been finally determined. We expect any additional costs to be insignificant.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

Steeplechase Plaza, Ocala, Florida

On December 17, 2001, we purchased an existing shopping center known as Steeplechase Plaza located on approximately 15 acres and containing 87,380 gross leasable square feet, plus an additional 4,800 square feet to be completed. The center is located at 8585 State Road 200, in Ocala, Florida.

We purchased Steeplechase Plaza from BVT Equity Holdings, an unaffiliated third party. Our total acquisition cost, including expenses, was approximately $8,591,000. This amount may increase by additional costs, which have not yet been finally determined. We expect any additional costs to be insignificant.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

Item 7. Financial Statements and Exhibits.

  To be filed by amendment. Pursuant to Item 7(a)(4) of Form 8-K, the registrant hereby undertakes to file financial statements required in response to this item on an amendment to this Current Report on Form 8-K no later than 60 days after December 31, 2001.
  To be filed by amendment. Pursuant to Item 7(b)(2) of Form 8-K, the registrant hereby undertakes to file financial statements required in response to this item on an amendment to this Current Report on Form 8-K no later than 60 days after December 31, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RETAIL REAL ESTATE TRUST, INC.

By: /s/ Barry L. Lazarus

Name: Barry L. Lazarus

Title: President, Chief Operating Officer, Treasurer, Chief Financial Officer

Date: January 3, 2002